UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2005
                                                         ----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                          0-31565               06-1377322
------------------------------     ------------------------  -------------------
(State or other jurisdiction        Commission File Number    (I.R.S. Employer
of incorporation or organization)                            Identification No.)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

                          CURRENT REPORT ON FORM 8-K/A
                          ----------------------------

                                Explanatory Note

This Form 8-K/A is being filed to add the disclosure set forth under Item 7.01 to, and to remove the prior disclosure under Item 8.01 from, the Company's Form 8-K filed on October 19, 2005.


ITEM 2.02:   Results of Operations and Financial Condition
             ---------------------------------------------

                On October 19, 2005, New York Community Bancorp, Inc. (the "Company") issued a press release reporting its earnings for the three and nine months ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 7.01:   Regulation FD Disclosure
             ------------------------

                On October 19, 2005, New York Community Bancorp, Inc. reported that its current loan pipeline amounts to $1.2 billion. Of this amount, $933 million, or 81%, consists of multi-family mortgage loans.

ITEM 9.01:   Financial Statements and Exhibits
             ---------------------------------

       (c) Attached as Exhibit 99.1 is a press release issued by the Company on October 19, 2005 reporting its earnings for the three and nine months ended September 30, 2005.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 19, 2005                   NEW YORK COMMUNITY BANCORP, INC.
       ----------------

                                          /s/ Joseph R. Ficalora
                                          ----------------------
                                          Joseph R. Ficalora
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit 99.1               Press release issued on October 19, 2005.